                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT




          Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported)   July 15, 1996


                           United States Filter Corporation
                (Exact name of registrant as specified in its charter)


                 Delaware               1-10728             33-0266015
          (State or other juris-      (Commission          (IRS Employer
          diction of incorporation)   File Number)      Identification No.)



                  40-004 Cook Street, Palm Desert, California  92211
                 (Address of principal executive offices)  (Zip Code)


          Registrant's telephone number, including area code (619) 340-0098








                                  Page 1 of 6 pages.

                               Exhibit Index on Page 4.












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          Item 7.   Financial Statements, Pro Forma Financial Information
                    and Exhibits.


                    (a)  None.

                    (b)  None.

                    (c)  Exhibits.

                         Exhibit No. 23.01-Consent of Price Waterhouse LLP. Exhibit No. 23.02-Consent of Ernst & Young LLP.









































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                                      SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNITED STATES FILTER CORPORATION


                                        By:  /s/  Damian C. Georgino
                                             --------------------------
                                             Damian C. Georgino
                                             Vice President, General
                                             Counsel and Secretary



          Date:  July 15, 1996


































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                                    EXHIBIT INDEX






          EXHIBIT
            NO.                      DESCRIPTION
           23.01     Consent of Independent Accountants

           23.02     Consent of Independent Accountants








































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                                                              Exhibit 23.01

                          CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in the Registration Statements on Form S-8, (No. 33-49382, No. 33-56744, No. 33-73542, No. 33-63285, No. 33-89662, No. 33-82424, No. 33-
          63287) and the Prospectuses constituting part of the Registration Statements on Form S-3 (No. 33-75910, No. 33-63281, No. 33-63325,
          No. 33-85026) of United States Filter Corporation of our report dated June 13, 1996 relating to the consolidated financial statements of Davis Water & Waste Industries, Inc., which appears in this Current Report on Form 8-K of United States Filter Corporation dated June 27, 1996. We consent to the reference to as under the heading "Independent Certified Public Accountants" in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-63281).

          PRICE WATERHOUSE LLP

          Atlanta, Georgia
          July 12, 1996






























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                                                              Exhibit 23.02

                          CONSENT OF INDEPENDENT ACCOUNTANTS

          We consent to the reference to our firm under the caption "Independent Certified Public Accountants" in the Registration Statement (Form S-3 No. 33-63281) and related Prospectus of United States Filter Corporation. We also consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-49382, No. 33-56744, No. 33-73542, No. 33-63285, No.
          33-89662, No. 33-82424, No. 33-63287), and the Registration
          Statements (Forms S-3 No. 33-75910, No. 33-63281, No. 33-63325,
          No. 33-85026) of United States Filter Corporation of our report dated February 8, 1996, except for Notes 4 and 10, as to which the date is May 10, 1996 with respect to the consolidated financial statements of Zimpro Environmental, Inc. included in the Current Report on Form 8-K of United States Filter Corporation dated May 31, 1996, filed with the Securities and Exchange Commission.

          ERNST & YOUNG LLP

          Minneapolis, Minnesota
          July 15, 1996

























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